UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 16, 2004


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                              2-22791                         15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                   File Number)             Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568








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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE


On January 16, 2004, Agway, Inc. submitted its proposed Chapter 11 Plan and the related Chapter 11 Disclosure Statement ("Plan") to the U. S. Bankruptcy Court for the Northern District of New York. A Bankruptcy Court hearing has been scheduled for February 26, 2004 at 10:00 a.m. in Utica, NY to determine the adequacy of the information provided in the Disclosure Statement. UNTIL THE BANKRUPTCY COURT MAKES ITS DETERMINATION ON THE DISCLOSURE STATEMENT, THE INFORMATION CONTAINED IN THE DISCLOSURE STATEMENT SHOULD NOT BE RELIED ON FOR ANY PURPOSE AND SOLICITATION OF CREDITORS' VOTES ON THE PLAN IS NOT PERMITTED. FURTHERMORE, THE FINAL PLAN MAY BE MATERIALLY DIFFERENT FROM THE PROPOSED PLAN CURRENTLY FILED WITH THE BANKRUPTCY COURT.

See attached Exhibit 99 for a copy of the press release and the proposed [Proponents'] Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code and Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Joint Plan of Liquidation filed with the Bankruptcy Court on January 16, 2004.













CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


The proposed Chapter 11 Plan, the Disclosure Statement and the attached press release may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. Agway wishes to caution you that these statements are only estimates and that actual events or results may differ materially as a result of known and unknown risks and uncertainties, including, but not limited to: the outcome of the Company's Chapter 11 process; risks inherent in the Company's Chapter 11 process, such as non-confirmation of the Plan or non-occurrence or delayed occurrence of the Plan's effective date; the uncertain outcome of current and potential litigation; the uncertain outcomes of disputed claims; potential environmental liabilities; and the uncertain timing, costs and recovery values involved in the Company's efforts to recover accounts receivable and to liquidate the remaining assets.


The United States Bankruptcy Code (the "Code") does not permit solicitation of acceptances or rejections of the Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's book and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Neither the Plan nor the Disclosure Statement has been approved by the Bankruptcy Court as containing adequate information under the Code for use in solicitation of acceptances or rejections of the Plan. Accordingly, none of the Plan, the Disclosure Statement or this press release, is intended to be, nor should they in any way be construed as, a solicitation of votes on the Plan. The information contained in the Disclosure Statement should not be relied on for any purpose before a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.


The information contained in the Plan and Disclosure Statement is not to be used for investment purposes. The Debtors reserve the right to amend or supplement the Plan and Disclosure Statement at a later date.


In addition, Agway refers you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 10-K, Form 10-Q and its current reports filed on Form 8-K. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in Agway's projections or forward looking statements.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report:

No.
---

99.1     Press release, dated January 16, 2004

99.2 Proposed [Proponents'] Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated January 16, 2004

99.3     Proposed  Disclosure  Statement   Pursuant  to  Section  1125  of   the
         Bankruptcy Code for Joint Plan of Liquidation,  dated January  16, 2004





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AGWAY INC.
                                             (Registrant)



Date       January 20, 2004                  By       /s/ PETER J. O'NEILL
       ------------------------------           -------------------------------
                                                         Peter J. O'Neill
                                                       Senior Vice President
                                                         Finance & Control
                                                (Principal Financial Officer and
                                                    Chief Accounting Officer)
















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